2019 NAREIT REITWorld – Los Angeles

November 12-13, 2019










amazonPrime



DukeREALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

LEED – *an acronym for Leadership in Energy and Environmental Design* " –is a registered trademark of the U.S. Green Building Counc*il"*.

Contents



The Leading Domestic-Only Logistics REIT

Founded 1972, IPO 1993; Enterprise value ~$14.4B.

ESG focused culture; Top tier governance; LEED certification investment goals

20 major U.S. logistics markets

Member of S&P 500 Index

Baa1/BBB+ credit ratings; Ample liquidity

513 modern facilities; 155 million square feet


ePort, Perth Amboy, New Jersey
Turnpike Exit 10 Submarket
(3 buildings totaling 1.3 million SF)

Duke Realty is the only REIT that "Checks All The Boxes" to be the Leading Pure-Play Domestic-only Logistics REIT

S&P 500 (Large Cap Firm)	✓
U.S. Industrial Only / Simple Business Model	✓
Modern, High-Quality Logistics Facilities	✓
Majority Tier 1 Market Concentration	✓
Strong Development Capability	✓
Strong Recent AFFO Growth & Positioned for Future Growth	✓
High BBB-Rated Balance Sheet with Ample Liquidity	✓
ESG Embedded in Corporate Culture	✓


Con-way







KEY MACROECONOMIC INDICATORS, SECULAR DRIVERS & MARKET FUNDAMENTALS

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce Sales	75% correlated to modern logistics facility[2] absorption	10 - 15%[3]	↑
Retail Sales[4]	40%	3.0 - 4.0%[4]	↗
Brick 'n Mortar Sales[4]	65%	2.5 - 3.5%[4]	↗
GDP	65%	2.1 - 2.3%[5]	↗
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	60%	-0.5 - 0.5%[6]	↗

(1) Sources per CoStar Portfolio Strategy (CPS) *"Leading Economic Indicators" for logistics* ; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size; correlation is to square feet of absorption and assumes 1-4 quarter lead; (3) Forecasts per Oxford Economics; (4) Retail Sales *forecasts represents "Retail Sales excluding food* services, Auto & *Gas"*, as of 2Q19 per Oxford Economics, *"Brick 'n Mortar Sales represents Retail ex-A&G* less E-comm; (5) 2019 GDP per September 2019 FOMC projections; (6) Represents 2019 forecast for industrial production, per Oxford Economics. Actual results may differ from forecasts and projections.

Demand: E-Commerce Penetration and Growth Rate Signal Continued Outsized Growth

Growth Rate: E-commerce vs. in-store sales



YOY %
25%
15%
5%
-5%
-15%
2006
2008
2010
2012
2014
2016
2019
E-COMMERCE
13.3%
1.6%
IN-STORE

E-commerce as a % of total retail sales



2.9%
3.4%
3.6%
4.0%
4.4%
4.9%
5.4%
5.9%
6.5%
7.3%
8.2%
9.0%
9.8%
10.7%
expected to rise to
20% - 25%
by 2025
2006
2008
2010
2012
2014
2016
2018

Source: Retail sales (incl A&G) and Ecomm sales as of Q2 per Census Bureau; if exclude A&G, penetration rises from 10.7% to 15.9%. Sales growth rates in top graph are MRQ YoY. *Projections per WF (Moody's) June 2019.*

Significant incremental demand for space

$1B of e-commerce sales requires approximately 1.3M SF of fulfillment space[(1)]

E-commerce requires approximately 3 times the square footage of logistics vs. bricks and mortar

Projected incremental 354 million square feet through 2021 needed to keep up with expected growth in e-commerce sales[(2)] and related supply chain reconfiguration



39
41
41
51
57
66
82
82
102
81
117
91
135
102
2011
2013
2015
2017
2019
2021

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes E-comm sales growth of 12% to 15%, which is consistent with the actual 2018 growth rate of 14% and Q2 2019 annual growth of 13%.

Evolution of Amazon Distribution Network Growth

DRE's portfolio, development platform and local/national relationships are exceptionally well positioned to capture e-commerce growth opportunities from Amazon and others, from 100K to 1.0M+ square feet.



Space Added[(1)]
(millions SF)
35
30
25
20
15
10
5
0
2005
2007
2009
2011
2013
2015
2017
2019

FULFILLMENT CENTER



SORTATION CENTER



LAST MILE (LM)
FULFILLMENT CENTER



Florida Turnpike
Toll Road 500 feet

	Fulfillment Center	Sortation Center	Last Mile (LM) Fulfillment Center
Size & Clear Height	400K – 1.2M SF, 36'-40' clear height	~ 250K-650K SF, 32'-36' clear height	~ 70-200K SF, 18' - 36' clear height (newer are 32'), This newer prototype need 15ac of land for 600-800 cars/vans, or ~ 50% FAR
Service Range	~ 5 to 600 miles	N/A – provides zip code bundling sort for USPS, or to AMZ LM or Prime Now	5 to 45 minute drive time (i.e., ~ 0 to 30 miles)

Source: MWPVL, CoStar, Duke Realty & Google satellite maps. (1) For annual space added, MWPVL tracks all projects, including proposed or under construction projects for the current year. Starting 2019, previous category names of "Delivery Stations" (now LM) and "Prime Now Hub" have been consolidated (bright blue color) due to significant expected expansion of newer "LM" prototype.


17791 Perris Boulevard (Deckers Outdoor Corp)
Inland Empire East Submarket, Southern California
LEED

LOGISTICS ASSET STRATEGY

Asset Strategy Drives Long Term Value

ASSET STRATEGY
Continuous portfolio upgrading focused on long-term NOI growth

- Development is primary growth driver
- Recycling contributes to refinement of portfolio
- Gradual increase in Tier 1 exposure; net external growth; Key submarket focus
- Continuously improving durability of NOI growth
- Substantially accretive over CoC in aggregate

PORTFOLIO REFINEMENT
Enhance Geographic Diversity & LT Returns

Highly selective acquisitions in high-barrier Tier 1 MSA's	Dispositions from non-Tier 1
Acquisitions funded with dispositions	Small segment of annual capital allocation, long-term yield accretion

DEVELOPMENT PLATFORM
Drives Premium Yields

Higher margin use of capital with typically 75 - 200 bps of premium yield	High-quality build-to-suit and speculative product
Unique in-house construction = cost/ delivery controls, customer trust	Risk management guidelines minimize carry costs and risk

National Platform with Growing Diversification into Tier 1 Markets

2010 $2.3B in T1
T1 Exposure = 37%

2019 $9.4B in T1
T1 = 63%

T1 target approaching 70%

2021



Seattle
T1
Northern California
T1
Southern California
T1
Minneapolis-St. Paul
Chicago
T1
St. Louis
Indianapolis
Columbus
Cincinnati
Nashville
Eastern Pennsylvania
T1
T1
New Jersey
Washington DC/ Baltimore
Raleigh
Atlanta
T1
Savannah
Central Florida
South Florida
T1
Dallas
T1
Houston

T1 = Tier 1 Distribution Market

Concentration by GAV ⟶ $200MM – $399MM $400MM – $699MM $700MM – $999MM > $1B

GAV = Gross Asset Value as estimated by Duke Realty using actual or estimated NOI's and using current cap rates.

Diversified Facility Types

BUILDING SIZE RANGE	REPRESENTATIVE DRE FACILITIES	# OF ASSETS	TOTAL SF	% OF NOI	AVG LEASE SIZE
>= 500K SF	 Duke REALTY	83	63.7M	37%	580K
250-500K SF		127	45.8M	29%	229K
100-250K SF		197	31.9M	27%	63K
<100K SF		87	6.4M	7%	30K
AVERAGE / (MEDIAN) SIZE: 299K (214K)			147.8M		146K

Note: portfolio breakdown represents in-service portfolio

Major Market Type Exposure and Submarket Strategy

MAJOR MARKET TYPES:

Strong & balanced performance … with upside

Company Exposure



Other Major MSA's 36%
Tier 1 - Coastal 36%
Tier 1 - non Coastal 28%

Rent Growth
(since Q1 2018)



24%
27%
33%
26%
T2/Other
T1 non Coastal
T1 Coastal
Total

% of Lease Volume
(since Q1 2018)



Tier 1 Coastal 10%
All Other 90%

NEWER PORTFOLIO IN T1 COASTAL:

- Significant upside on future re-leasing in coastal markets; during next 5 years coastal lease expirations represent nearly 24% of expiring revenue over that time period

SUBMARKETS:

Target selective submarkets for long term rent growth and development value creation opportunities

- ❑ FOCUSED SUBMARKETS: 80% of DRE's NOI is located in 37 submarkets, or 17% of all submarkets.
- ❑ HEAVY SUPPLY SUBMARKETS: Supply as % of stock elevated in certain submarkets such as Central PA, Chicago SW/I-80, S. Dallas, N.Fort Worth, NE Atlanta and S Atlanta
  - ❑ DRE TOTAL NOI EXPOSURE ~ 3.5% to excess supply submarkets
  - ❑ DRE LEASE ROLLOVER 820,000 SF through 2021, representing 1.7% of DRE square footage in those MSA's
  - ❑ MSA VACANCY OUTPEROFRMANCE 400 bps lower vacancy for DRE's submarket clusters compared to high supply
  - ❑ DRE STABILIIZED IN-SERVICE MSA VACANCY 3%

Submarket Analysis

DRE limited risk exposure to notable high supply U.S. submarkets in Pennsylvania, Chicago, Dallas & Atlanta. DRE MSA level performance strong.

MSA >	PENNSYL	CHICAGO	DALLAS		ATLANTA		TOTAL / WTD AVG
Submarket >	Central / Harrisburg	I-80	South	N. Fort Worth	North-east	South	
SUBMARKET SUPPLY							
Sq Ft (in 000's)	3,498	1,711	3,125	11,441	6,378	1,740	27,893
as % of Stock	3.5%	2.0%	3.3%	12.7%	3.4%	2.7%	4.5%
DRE MSA LEVEL							
Sq Ft (in 000's)	6,102	15,219	16,780		12,970		51,071
NOI % (of Tot Company NOI)	3.6%	9.4%	7.6%		6.8%		7.5%
DRE SUBMARKET LEVEL							
Sq Ft (in 000's)	343	965	2,647	n/a	2,722	1,061	7,738
NOI Exposure % (of Tot Company NOI)	0.2%	0.5%	1.3%	n/a	1.0%	0.5%	3.5%
DRE LEASE ROLL - SUBMARKET							
thru 2021 (in 000's)	0	0	626	n/a	193	0	819
DRE RENT GROWTH - MSA (YTD 9/30/19)							
Cash	9%	10%	23%		9%		14%
GAAP	38%	24%	37%		26%		30%

Submarket Strategy: Atlanta NOI approaching 80% Infill & Limited Exposure to Oversupply

ATLANTA SUMMARY

- TIER 1 MARKET: 600 msf across 9 submarkets, with a drive distance diameter of up ~ 60 miles.
- DRE TOTAL[1]: 13 msf, ~7% of total company NOI.
- DRE SUBMARKET FOCUS: ~78% of DRE Atlanta NOI characterized as infill; I-285 beltway is key logistics corridor for local distribution.
- CONSTRUCTION & SPEC: ~ 28 million sf under construction or recently delivered 0% leased, heavily focused in areas 20 to 40 miles from beltway.
- DRE EXPOSURE: ~1.5% of company NOI located near primary construction activity in NE and Far South submarkets, respectively. However, only 193K SF expires through 2021.

(1) On a proforma basis including unstabilized properties and development pipeline at stabilized NOI

ATLANTA MAP – Primarily infill locations, tertiary supply pockets



Commerce
30 miles from Pendergrass to Duluth
Braselton
NORTH CENTRAL / GA 400 CORRIDOR
Duluth
NORTHEAST / I-85 SUBMARKET
Marietta
Norcross
10 miles to I-285 beltway
NORTHWEST / I-575
STONE MOUNTAIN
CHATTA-HOOCHEE
Buckhead
Midtown
CENTRAL ATLANTA
SNAPFINGER
ON INDUSTRIAL /
W ATLANTA
Atlanta-Hartsfield International Airport
AIRPORT / SOUTH ATLANTA SUBMARKET
30 miles to airport
20 miles to I-285 beltway
McDonough
Construction Pipeline Legend
2m 4m 6m
scale = million SF u/c, or delivered and 0% leased
DRE NOI Legend
10% 25% 50%
scale = NOI Contribution % for the MSA

Sources: CoStar, CBRE & Duke Realty, as of Q3 2019. Yellow circles are approximations of material clusters of new supply

DukeREALTY

Submarket Strategy: Dallas NOI approaching 90% Infill & Limited Exposure to Oversupply

DALLAS SUMMARY

- TIER 1 MARKET: 800 msf across 9 submarkets, with a drive distance diameter of ~65 miles.
- DRE TOTAL[1]: 16.8 msf, 7.6% of total company NOI.
- DRE SUBMARKET FOCUS: ~88% of DRE Dallas NOI characterized as infill, and a "ground zero" location for greater DFW.
- CONSTRUCTION & SPEC UNLEASED: ~ 42 million sf under construction or recently delivered 0% leased, heavily focused in 2 lower barrier submarkets (South Dallas and North Fort Worth).
- DRE EXPOSURE: ~1.3% of company NOI located near the construction activity in South Dallas with no properties near North Fort Worth; only 625K sf expires in South Dallas through 2021.

(1) On a proforma basis including unstabilized properties and development pipeline at stabilized NOI

DALLAS MAP – Primarily infill locations, tertiary supply pockets



NORTH FORT WORTH
Fort Worth Alliance
25 to 35 miles to Infill Submarket areas of near DFW Airport
NORTHWEST DALLAS
DFW AIRPORT
DALLAS / FORT WORTH INTERNATIONAL
Dallas Love Field
SOUTH STEMMONS
DOWNTOWN DALLAS
EAST DALLAS
DOWNTOWN FORT WORTH
SOUTH FORT WORTH
GREAT SOUTHWEST ARLINGTON
35 to 45 miles to Infill Submarket areas of near DFW Airport
SOUTH DALLAS SUBMARKET
Construction Pipeline Legend
2m 4m 6m
scale = million SF u/c, or delivered and 0% leased
DRE NOI Legend
10% 25% 50%
scale = NOI Contribution % for the MSA

Sources: CoStar, CBRE & Duke Realty, as of Q3 2019. Yellow circles are approximations of material clusters of new supply

DukeREALTY

Modern Portfolio Performs Across All Sizes and Markets

SIZE & SUBMARKETS

Perception is small box is "better now"; yet based on our own portfolio (that has a breadth of large, medium and small box) all of our product is performing very well, with a slight outperformance in bigger boxes. In addition, our strategy is to invest in selective, high growth submarkets.

CYCLE PERFORMANCE

Proven experience that occupancy levels tend to stay higher in bigger, newer properties in down cycle.

GEOGRAPHIC EVOLUTION

DRE's recent strong rent growth almost exclusively from non-coastal markets. Significant rent growth upside when we begin to have more rollover of our coastal properties.

DURABILITY & SAFETY

Longer lease terms and lower capex results in lower risk, sustainable cash flow growth through all cycles.

Durable & Strong Performance across the Size Spectrum … + Low Capex contributes to strong long term NOI growth

Occupancy Performance by Size

(stabilized in-service)

More durable performance in > 100K SF



"Trough" Occupancy
Q3 2019 Occupancy
98.9%
86%
98.3%
90%
97.4%
90%
97.9%
94%
97.9%
91%
<100K
100-249K
250-499K
>500K
Total

'Trough Occupancy" as of 2010. Size ranges above on a per square foot basis.

Rent Growth by Building Size

(1Q18 – 2019 YTD)

Strong & balanced growth across the size spectrum. Near term expectations similar to recent results.



21%
27%
23%
35%
22%
<100K
100-249K
250-499K
>500K
Total

Average Remaining Lease Term

Extended lease terms in larger facilities contributes to a lower beta, lower capex overall portfolio



4.3
4.9
5.5
7.5
6.0
<100K
100-249K
250-499K
>500K
Total

In-service buildings

Average TIs/LCs to NER[(1)]



15%
12%
12%
11%
12%
<100K
100-249K
250-499K
>500K
Total

Lower capex in mid- and large-facility sizes

(1) "Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation Tenant Improvements (Tis) and Leasing Commissions (LC's). (2009 - 2018)

Average Building Improvements[(2)]

-- Size Stratification --



$0.14
$0.10
$0.06
$0.03
$0.06
<100K
100-249K
250-499K
>500K
Total

-- Age Stratification --



$0.02
$0.09
$0.14
$0.06
0-10
10-20
20+
Total

(2) Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2009 - 2018)

Note: All size ranges above on a per square foot basis.


Turnpike Building 6: 166,000 SF speculative building delivered Q4 2017, 100% leased to 5 tenants.
Turnpike Building 5: 146,000 SF speculative building delivered Q3 2018, 100% leased to 2 tenants.
Turnpike Building 4: 162,000 SF speculative building under construction, scheduled for delivery Q2 2020. Submarket 2% vacancy.
amazon
Turnpike Building 3: 97,000 SF build-to-suit for Amazon, representing Amazon's "Last Mile" prototype with ~ 50% of site dedicated to parking.
Turnpike Crossing Park
5 buildings totaling 640K SF, 1 building 162K SF under construction, West Palm Beach, FL
Florida Turnpike Toll Road 500 feet

DEVELOPMENT STRATEGY & PERFORMANCE

Development Strategic Advantages

Activity Since 2013

$4.3B investment | **151** development projects

53% of starts > 50% pre-leased

$1.1B estimated value creation[1]

6.4% yields[2] | **26%** profit margins[2]

80% of land in Tier 1 markets | **63%** repeat business; in-house construction/ development a strategic advantage



(1) Value creation uses market cap rates at start date, with cap rate sources per CBRE and internal records; (2) Based on initial stabilized cash yield.

Speculative Development - Proven Execution

68 speculative projects since 2013

9 months average to stabilize

12% average pre-leased at start; 85% leased[(1)]

$1.6B investment; ~30% average margin

(1) Excluding deliveries in-service less than 9 months, lease-up occupancy is 92%.



Duke
REALTY



Infill Redevelopment – Core Expertise

47 LOGISTICS PROJECTS	13.9 MILLION SQUARE FEET	$1.5 BILLION INVESTMENT	AVG. PROFIT MARGIN ~ 30%

Representative Infill Redevelopment – Chicago O'Hare Submarket

- Off market deal acquired in Q2 2019. In Q3 2019 commenced demolition of existing structure for a class A, 32' clear height spec project
- Contaminated soil was removed; property enrolled in a voluntary clean-up program to receive an NFR from EPA
- O'Hare submarket vacancy below 3%; historical 5-yr rent growth for infill properties was over 18%
- ~ 20% value creation expected


N
90
72
901 Chase Avenue
Elk Grove, IL
ORD


Chase Avenue
901 Chase Avenue | Elk Grove Village, IL
• Former manufacturing facility


• 154,500 SF
• Scheduled Delivery Q1 2020
LEED

Infill Redevelopment – Northern New Jersey


225 Elm Street | Perth Amboy, NJ
Steel factory prior to development


2019 Under Development


1.3 M SF Redevelopment
Expected Delivery Q4 2020

- Acquired 83 acre site in Northern New Jersey along the Garden State Parkway in Q2 2019 that was under contract for 2 years
- Successfully completed a remediation plan with government agencies; including demolishing an old steel manufacturing facility. Currently remediating the site and completing the entitlement process with expected delivery Q4 2020.
- Developing two industrial build-to-suits with a 20-year lease for a major home improvement retailer
- ~ 35% value creation expected


New York City
New Jersey 440 Toll Road Bridge
Building 1
332,800 SF
Building 2
921,100 SF
Steel Run Logistics Center | Perth Amboy, NJ
1,254,000 SF
LEED

Infill Redevelopments – Northern New Jersey

Meadowlands Submarket



17
1 Catherine Street
156,000 SF
Teterboro Airport
5 Ethel Boulevard
Development Site
194,000 SF



Building under construction, scheduled for delivery Q2 2019. Currently 100% leased.
LEED

- As part of the 2017 "Bridge" acquisition, DRE acquired the right to develop two land sites totaling 43 acres in prime infill "last mile" locations in Northern New Jersey.
- Commenced development in 2018 for 36' and 40' clear height facilities, totaling 856,000 square feet, with delivery expected in 2019.
- The modern building features will be truly unique to their submarkets.
  - In these two submarkets, only 36 of 2,020 facilities (1.7%) have > 30' clear height and built after 1997.
- Both projects are expected to achieve LEED certification
- ~ 25% value creation expected

Newark Submarket



Manhattan Skyline
Newark Bay
95
429 Delancy Street
662,000 SF
Under Construction;
Expected Delivery Q4 2019
9
2 Miles from Newark Intl. Airport and
Ports of Newark and Elizabeth
9
LEED

Infill Redevelopment – Southern California



LEED

- Acquired Class C industrial building on 13-acre brownfield site in Q4 2018
- Located 7 miles from LAX and 10 miles from the Ports of LA and Long Beach
- Started 9-month environmental remediation and building demolition in Q2 2019; anticipated facility delivery Q3 2020
    - expected to achieve LEED certification
- 225M SF of inventory in South Bay submarket of which 10% is Class A; 0.9% submarket vacancy
- ~35% value creation expected



DOWNTOWN LA
12 miles
N
LAX
10 miles
110
105
13344 South Main Street
291,000 SF
S BROADWAY ST
S MAIN ST
SAN PEDRO ST
Existing Class C Warehouse
W 135TH ST
E 135TH ST
LEGEND
ON/OFF RAMP
PORTS OF LOS ANGELES & LONG BEACH
12 miles
LEED

Infill Redevelopment – South Florida



Copans 95 1731
101,000 SF
Boca Raton
West Deerfield Beach
North Pompano Beach
Coral Springs
Coconut Creek
Pompano Air Beach Park
Pompano Beach
Tamarac
Sunrise
Fort Lauderdale Excutive Airport
Oakland Park
Lauderdale-By-The-Sea
Wilton Manors
HUGH TAYLOR BIRCH
Plantation
Fort Lauderdale



N
Copans 95 1731
101,000 SF
Copans 95 1571
Copans 95 1521
Copans 95 1551
Copans 95 1501
Powerline Road
845
West Copans Road
North Andrews Avenue Extension
95

- 1/2 mile west of I-95 and adjacent to DRE four-building, 385,000 SF business park
- Demolition of existing structure and surrounding pavement
- Submarket vacancy 2%; recent historical and projected market rent growth of 5-6%
- DRE has ~60% market share of Class A facilities in Pompano Beach
- > 20% value creation expected



1731

Infill Redevelopments – Southern California

Mid-Counties & South Bay Submarkets



11600 Alameda St
201,000 SF
Duke REALTY
PROUDLY PURSUING LEED CERTIFICATION
2700 East Imperial Hwy
323,000 SF
105

- 2015 infill acquisition of brownfield land site adjacent to existing Duke Realty facility
- Successfully completed a remediation plan with government agencies, demolished an old manufacturing facility, remediated the site and completed the entitlement process
- Estimated profit margin >80%
- Early 2017 commenced 201,000 SF spec development, late 2017 signed lease for 100% of space

- 2015 infill acquisition of brownfield land site adjacent to existing Duke Realty facility
- Successfully worked through site remediation contingencies and various government approvals
- Late 2016 executed 477,000 SF build-to-suit project with UPS Logistics
- Project delivered April 2018 to serve as last mile B2B and B2C facility for Orange and Los Angeles counties
- Estimated profit margin >40%



91
Anaheim
(7 miles)
5
Santa Ana Freeway
16501 Trojan Way
498,000 SF
Trojan Way
Ports of Los Angeles & Long Beach (15 miles)
Los Angeles International Airport (LAX) (23 miles)
16301 Trojan Way
477,000 SF
LEED

Current Infill Build-to-Suit Developments - Atlanta

South Atlanta Submarket


McDonough, GA Logistics Corridor 15 miles
Hartsfield-Jackson International Airport
Residential Neighborhood
Washington Road Access
HWC LOGISTICS
To 85 0.5 miles
To 20 5 miles
N Commerce Dr
amazon
FedEx
DICK'S
ARMADA
CEVA
Camp Creek Pkwy
Camp Creek Marketplace
Potential Future Development
CALLOUTS KEY
Duke Realty Property Line
Amenities/Third Parties
Streets/Highways


2929 ROOSEVELT HIGHWAY | 500,000 SF
HWC Logistics
HWC LOGISTICS


CAMP CREEK 4850 | 210,000 SF
Porsche Cars NA
PORSCHE

Best in Class Risk-Adjusted Development Platform

Total U.S. Pipeline Size



Development Pipeline
(in $ millions)
% of Assets
$954
4.8%
9.5%
$916
5.3%
$446
6.4%
$270
5.2%
$168
PLD
DRE
LPT
FR
EGP

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
58%
3 Yr Avg
35% peer
3 yr avg
(excludes DRE)
PLD
DRE
LPT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Development as % of assets, defined as industrial pipeline divided by gross assets after add back *of depreciation except for PLD which includes global pipeline and consolidated (global) gross assets (JV's at share) due to* availability of information. Source: Q3 2019 and historical company supplementals.


Newark Airport
Ports of Newark and Elizabeth
95
1
9
Linden Avenue
Pleasant Street
Legacy Commerce Center (Brownfield development), Linden, NJ

OPERATING STRATEGY

Diversified Customer Relationships and Prudent Risk Management

RANK	TENANT	LENGTH OF RELATIONSHIP (years)	ANLV	% OF TOTAL ANLV
1	Amazon.com	12	$ 46.8	7.1%
2	UPS of America	21	15.3	2.3%
3	Wayfair Inc.	3	15.0	2.3%
4	NFI Industries	13	8.7	1.3%
5	Floor & Décor	14	8.5	1.3%
6	Crate and Barrel	22	8.2	1.2%
7	Target	21	7.6	1.1%
8	Deckers	5	7.5	1.1%
9	HD Supply Inc.	16	6.7	1.0%
10	Home Depot	21	6.5	1.0%
	TOTAL		$ 130.8	19.7%



Transportation 22%
Manufactured Products 18%
E-commerce 16%
Retail (2) 10%
Wholesale Goods 8%
Consumer Services 5%
Food products 5%
Textiles 4%
Technology 3%
Health Services 2%
Publishing 2%
Chemical Products 2%
Other(1) 3%

Note: Includes in-service portfolio as of September 30, 2019 only
Note: ANLV = Annualized Net Lease Value

(1) *Other includes gov't agencies, construction, financial services, utilities, and agriculture*
(2) Top Retail tenants by ANLV include: Floor & Décor, Target, Home Depot, Crate and Barrel, the Container Store, Walmart, Electrolux, Starbucks, Genuine Parts Co and Best Buy, in aggregate which represents 73% of total retail exposure.

Operating Platform Aligned with E-commerce Growth

16% E-commerce oriented tenant base(1) | **248K** Median e-commerce lease size(1) | **30%** E-commerce development starts since 2013

(1) – Based on roughly 60 leases. Average size =~378K square feet

Operating Metrics Supportive of Continued Growth

Operating Drivers[1]

OCCUPANCY	97.9% stabilized occupancy 93.9% total occupancy (incl under development)
RENT GROWTH on 3rd GEN[2]	27% GAAP | 14% cash
LEASE TERMS	7.8 years average term at signing 6.0 years average remaining 2.0-3.5% annual escalators
SAME PROPERTY ("SP")	4.6% 2019 mid-point guidance
NON - SAME PROPERTY	16% of total NOI not in SP pool 78% occupancy in non SP pool $916M development pipeline with future NOI (~$51.2M) …. reflects substantial NOI upside

(1) Figures as of Q3 2019 (unless otherwise noted); Average lease term since Q1 2018 and includes first generation leases; All occupancy stats on a lease-up basis.

(2) Refers to space that has been previously occupied, including condition that previous tenant must have completed at least 12 months of lease term.

2019 Same-Property NOI Guidance Buildup

Contributing factors include magnitude of leasing from 2018 and a tenant space consolidation[3]



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
+0.3%
+1.3%
+0.6%
+2.3%
+0.1%
Total 4.6%
2017 Q4 2nd Gen Leasing
2018 FY 2nd Gen Leasing
2019 Expirations
Embedded rent escalations
Occupancy
2019 Mid-Point

Proven Net Operating Income Growth

- 13% 2016-2018 NOI CAGR
- ~10% 2019 Expected NOI Growth; similar rate expected thereafter



~10% 2019 NOI Growth
2018 NOI $577M
~$13M
Lease Escalators
~$8M
Rent Growth on 2nd Gen
~$17M
2018 Development Stabilizations
~$14M
Free Rent Burn Off
Growth from Stabilized Portfolio (~$52M)
Additional $7M of future NOI beyond '19
~$9M
2019 Development Stabilizations
Additional $26M of future NOI beyond '19
~$6M
Unstabilized In-service
-$6M
Net Dispositions ('18 & '19)
Additional $51M of future beyond '19
~$0M
9/30/2019 Development Pipeline
Development, Acquisition & Disposition Activity (~$9M)
~$61M
Incremental
2019 Total NOI ~$638M

Note: 2019 estimated NOI components and total 2019 NOI estimate contribute to the mid-point expectations of 2019 FFO/sh and AFFO growth guidance expectations, and are subject to a range of possible outcomes depending on the volume and timing of leasing, anticipated development deliveries and asset recycling, etc.


Des Moines Creek 21202, 24th Avenue South, Seattle, WA

CAPITAL STRATEGY, AFFO GROWTH & DIVIDENDS

Capital Strategy

- Disciplined use of $1.2B credit facility
- Maintain high unencumbered asset pool
- Conservative 65-75% AFFO payout ratio
- Generate “funds available for reinvestment”

- Operate at a high Baa1 / BBB+ level


Ratings
Liquidity
Development
Capital Strategy
Access to Capital
Capital Forecasting
Liability Management

- Follow disciplined development practices with pre-leasing levels

- Maintain strong and diverse lender relationships
- Communicate regularly with investors
- Multiple types of capital available

- “Match Fund” acquisitions with dispositions, and use “funds available for reinvestment”, modest equity issuances and moderate leverage to fund development

- Maintain well-balanced debt maturities and minimize use of variable-rate debt

Simplified and Disciplined Financial Profile

Capitalization

(in $ millions at 9/30/19, excludes unconsolidated JV debt)



Unsecured Debt
$2,750
Secured Debt
$35
18%
82%
Common Equity at Market Value
$12,548

Commitment to a strong credit profile



Net Debt to EBITDA - TTM
4.8x
4.8x
2018
2019 Forecast



Fixed Charge Coverage - TTM
5.0x
5.2x
2018
2019 Forecast

Ability to fund $1.0B of growth without equity and maintain current ratings (Baa1 / BBB+)

Fixed-Rate Borrower



100%
Fixed Rate

Conservative fixed rate borrower.
Revolving credit facility the main source of floating rates, was unused at September 30, 2019.

Balanced Debt Maturity Ladder



($ in millions)
Only 26% of debt matures through 2022
$1
$4
$93*
$604
$254
$1,697
2019
5.98%
2020
5.63%
2021
3.52%
2022
4.20%
2023
3.75%
Thereafter
3.74%
Weighted Avg Interest Rate
JV Debt
Secured Debt
Unsecured Debt

*Called $250 million 3.875% 2021 bonds on October 24th

Ample liquidity with disciplined use of $1.2B credit facility

DukeRealty

CAPITAL

Funding Growth while Controlling Leverage

Funded CIP[1]		Average Yield[2]		2019 Leverage Forecast[3]		
$469M	x	6.6%	x	4.8x	=	$149M
Unstabilized Projects In-Service[4]						
$384M	x	6.2%	x	4.8x	=	$114M

Embedded EBITDA creates leverage neutral growth funding

Annual Funds Available for Reinvestment[5]	$154M
Seller Financing Proceeds[6]	$128M
Leverage Neutral Growth Funding	$545M
EBITDA "Gross Up" to Mid 5.25x	$485M
Growth funding without equity and maintain Baa1/BBB+	$1.0B

"Funds Available for Reinvestment" and notes receivable fund growth with no leverage impact

Additional leverage capacity within current ratings level

(1) Construction in progress at September 30, 2019.
(2) Represents average GAAP stabilized yield.
(3) Represents 2019 forecast net debt to EBITDA - TTM at December 31, 2019.
(4) Total occupancy of these projects is 31%.
(5) Represents forecast 2019 AFFO less forecast 2019 dividends paid.
(6) Includes $110 million of seller notes receivable received as part of the proceeds from the medical office disposition, which bear interest at 4% and mature in January 2020.

Duke Realty is Baa1/BBB+ Rated but Credit Metrics are at "A" Quality Levels

REITs with at least one "A" rating:

Debt + Preferred to Mkt Cap[1]	
PS	12%
PLD	18%
CPT	19%
DRE	20%
AVB	21%
EQR	24%
O	24%
FRT	25%
SPG	29%
BXP	35%

Debt + Preferred to GA[1]	
PLD	25%
CPT	27%
AVB	31%
DRE	31%
PS	32%
EQR	33%
O	36%
FRT	39%
BXP	46%
SPG	53%

Net Debt to EBITDA[1][2]	
PS	0.8
CPT	3.9
DRE	4.7
PLD	4.8
AVB	4.9
FRT	5.0
SPG	5.1
EQR	5.2
O	5.4
BXP	6.3

Fixed Charge[1][2]	
PS	7.7
PLD	7.6
CPT	6.6
AVB	5.4
SPG	5.4
DRE	5.1
O	4.5
FRT	4.5
EQR	4.4
BXP	3.6

1) Companies are per Wells Fargo Research Q2 2019 reports. DRE is per our supplemental Q2 2019 report.
2) Q2 annualized.

Solid AFFO Growth throughout Major Repositioning | Recent AFFO & Dividend Growth High Single Digits

AFFO Outlook

+8.7% 2 Year

+6.2% 10 Year

Solid AFFO growth even with dilutive impact of selling $10.6 billion of assets since 2010.

Return of Capital

$2.6 Billion

Return of Capital to shareholders since 2010

Dividend Growth

+ 9.2%

Regular Dividend Increase Q4 2018. Future increases expected to correlate to AFFO growth

AFFO Outlook

High Single Digit AFFO Growth

a reasonable run rate over next few years(1)

Payout Ratio

65 to 75%

Conservative AFFO payout ratio targeted range

AFFO/FFO Ratio

Best in class 90%

FFO converted to AFFO reflective of high-quality, low capex portfolio and overall operating strategy. Comparative peers(2) - 1,100 bps lower on same ratio.

(1) AFFO outlook statement assumes stable economic conditions and market fundamentals. Annual net disposition activity (dispos less acquisitions) expected to be lower than previous years. Actual results may vary.
- All AFFO metrics assumed to be on a share adjusted basis.
- Multi-year growth rates on a compounded annual basis.

(2) Three year average AFFO / CoreFFO ratio computed on a share adjusted basis as reported in company supplementals; Removed disposition gains from AFFO (from land and development projects *contributed to JV's or sold); EGP figure per 2019 consensus AFFO Median / FFO consensus mean.* Source: First Call. Peer Set EGP, FR, LPT & PLD








DukeREALTY
RELIABLE. ANSWERS.

CORPORATE RESPONSIBILITY

Deep Rooted Approach to Corporate Responsibility

As part of our vision to continually set the standard for maximizing stakeholder value, Duke Realty has had a long-standing commitment to sustainable practices in environmental, social and corporate governance (ESG) initiatives

Environmental – We implement sustainable and customer-oriented best practices in development and operations to mitigate environmental impact and reduce overall corporate risk. First LEED facility delivered in 2008 - emblematic of our long-standing commitment.

Social – We build and cultivate strong relationships with our stakeholders and the communities in which we do business. Community service, wellness and diversity and inclusion have been part of culture for over 15 years. Wellness program reduces turnover and creates G&A savings. These social-oriented programs enhance team satisfaction and create trust within the community.

Governance – We conduct our business in the highest ethical manner and advocate for transparency. Majority independent board with lead director since 2002, directors elected annually. Women on board of directors since 1995.

Safeguarding the Environment

GRESB
REAL ESTATE
Member


RESTAURANT

Duke Realty HQ built to attain LEED Silver

13 LEED-accredited professionals

62 LEED-certified projects developed, and 17 projects pursuing LEED certification. LEED portfolio supports "Green Bond" issuance.



85% of portfolio has high-efficiency lighting

ENERGY STAR

goby

Tenant engagement initiative and energy performance monitoring

Waste reduction through repurposing of redevelopment site materials*


105
Before


105
Duke
REALTY
After

* See annual corporate responsibility reports for in depth case studies

Socially Responsible



Duke
Duke
Duke
Duke
Duke
Duke

Our Associates

- 19% women in upper management
- 84% associate participation in wellness program

Gender Diversity Index

Our Partners

- $80 million diverse supplier spend*
- 10% of total supplier spend to diverse businesses



Our Community

- 7,800 total hours volunteering
- $2.5M in corporate giving to local organizations

Note: Figures represent 2018 activities. *Diverse supplier defined as women, veteran and minority-owned businesses.

Committed to Governance

Board Structure & Shareholder Rights

- 92% independent board members
- Women and people of color represent 42% of our board
- Long-term shareholder "proxy access"
- Lead director and annual director elections since 2002

Audit & Risk Oversight

- Internal audit department reporting directly to board
- Annual Code of Business Ethics associate training and board affirmation
- Prudent capital management guidelines to mitigate risk and exposure

Recognition

Green Street Advisors

DRE has ranked on average in top 15% of governance rankings since 2003

ISS

ISS Governance Quality Score of "3"

Business Ethics


PRINCIPLE
MORALITY
TRUST
RELIABILITY
RELATIONSHIP
CHOICE
BEHAVIOR
RESPONSIBILITY


429 Delancy Street
Newark, NJ
Delivery expected Q4 2019
LEED
www.AerialPhotosofNJ.com

WHY DUKE REALTY?

Attractive Yield, Payout Ratio and Relative Valuation

Dividend Yield



2.7%
2.4%
2.8%
2.2%
2.2%
1.9%
4.8%
2.6% = Peer Avg
1.6%
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes/Source: Dividend rate is most recent declared regular quarterly dividend on an annualized basis.

AFFO payout ratio



72.3%
71.1%
77.8%
63.7%
80.0%
91.3%
83.5%
77% = Peer Avg
76.8%
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes/Source: AFFO estimate is latest 2019 consensus median per S&P GMI; DRE per (implied, share-adjusted) guidance mid-point. Peer Median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc. Dividend is consensus, but for DRE Q4 is increased dividend rate of 0.235

Price / AFFO 2019E



26.8
29.3
28.1
28.9
35.9
49.2
33.9 = Peer Avg
17.6
48.4
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes: AFFO estimate 2019 consensus median per S&P GMI; DRE per implied guidance mid-point. Peer median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc.

Premium / (Discount) to NAV



7.2%
13.9%
10.5%
9.6%
25.8%
25.4%
16.1% = Peer Avg
0.0%
27.7%
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Source: S&P GMI, which captures approximately 70% of street analyst estimates.

Norte: All share price and estimates data as of 11/6/2019.

The Leading Domestic-only Logistics REIT

45 Years of Experience

- Market leadership and trusted advisor to our customers with long-term relationships.

Leading Developer and Owner of State-of-the-Art Logistics Facilities

- Portfolio suited for e-commerce and traditional distribution; concentrated in Tier 1 markets with newest portfolio in sector with low capex; strong tenants.
- Best-in-class, vertically integrated development platform drives incremental growth.

Robust Market Fundamentals

- Shifting consumer habits creating growth ripple effect throughout the entire supply chain.
- Extended cycle of low vacancy and rent growth with supply-demand fairly balanced.

Fortress Balance Sheet with Ample Liquidity for Growth

- Ability to fund $1 billion of growth without equity and maintain ratings.
- Baa1/BBB+ with no significant debt maturities until 2021.

Proven Financial Performance and Strong Outlook

- AFFO growth 7.5% for 2018 with stronger near term outlook (reflected in guidance)
- Recent NOI growth 13% with expectations of continued strong growth near term.
- 9.3% dividend increase Q4 2019; with future increases correlated to AFFO growth.

Responsible Corporate Citizen with ESG Embedded in Culture for 3 Decades

- Developed over 60 LEED-certified facilities; 17 projects in progress of LEED certification
- Community service, wellness and diversity programs for over 15 years.
- Top-tier governance per ISS and Green Street.

2019 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2018 Actual	2019 YTD	Range of Estimates: Pessimistic	Range of Estimates: Optimistic	Key Assumptions
Net Income per Share Attributable to Common Shareholders - Diluted (1)	$1.07	$0.94	$1.11	$1.27	- Previous guidance of $1.10 to $1.28. - Negative impact of $0.02 to $0.04 per share in 2019 for new lease accounting standard.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted (1)	$1.34	$1.06	$1.37	$1.45	- Previous guidance of $1.38 to $1.46. - Negative impact of $0.02 to $0.04 per share in 2019 for new lease accounting standard.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.33	$1.07	$1.42	$1.46	- Previous guidance of $1.41 to $1.45. - Lease up of new developments. - Strong rent growth. - No impact from new lease accounting standard.
Growth in AFFO - Share Adjusted	7.3%	10.0%	8.5%	11.9%	- Driven by same factors impacting Core FFO. - Lower capital expenditures.
Average Percentage Leased (stabilized portfolio)	98.2%	98.2%	97.7%	98.3%	- Historical highs in 2018.
Average Percentage Leased (In-service portfolio)	96.9%	95.8%	95.6%	96.2%	- Previous guidance of 94.9% to 96.5%
Same Property NOI - Cash	4.3%	4.9%	4.4%	4.8%	- Previous guidance of 4.0% to 5.0%. - Continued solid rent growth expected, embedded lease escalators. - Net effective NOI 1.2% to 1.7% lower.
Building Acquisitions (Duke share)	$353	$149	$175	$225	- Previous guidance of $100 to $200. - Focused on high barrier markets.
Building Dispositions (Duke share)	$558	$384	$450	$500	-Previous guidance of $350 to $550. - Primarily Midwest
Development Starts (JVs at 100%)	$862	$779	$1,000	$1,150	- Previous guidance of $900 to $1,100. - Significant number of BTS projects. - Speculative starts in targeted growth markets.
Service Operations Income	$9	$5	$3	$7	- Joint venture development. - Less third party construction expected.
General & Administrative Expense	$56	$49	$61	$57	- Increased technology costs and ESG investments.
Effective Leverage (Gross Book Basis)	30%	29%	32%	30%	
Fixed Charge Coverage (TTM)	5.0X	5.1X	4.8X	5.2X	
Net Debt to Core EBITDA (TTM)	4.8X	4.5X	5.1X	4.7X	- Maintain Baa1/BBB+ ratings.

(1) If the new leasing standard (ASC 842) were effective during 2018, $12.3 million of capitalized leasing costs would have been expensed, which would have resulted in a $0.03 per share negative impact to net income and NAREIT FFO per diluted share.

Definitions

Supplemental Performance Measures

Funds from Operations *("FFO")*: FFO is a non-GAAP performance measure computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT") Funds from Operations White Paper - 2018 Restatement. It is calculated as net income attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP") , excluding depreciation and amortization related to real estate, gains and losses on sales of real estate assets (including real estate assets incidental to our business) and related taxes, gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to our business) and similar adjustments for unconsolidated joint ventures and partially owned consolidated entities. We believe FFO to be most directly comparable to net income attributable to common shareholders as defined by GAAP. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations *("Core FFO")*: Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that can create significant earnings volatility and do not directly relate to our core business operations. The adjustments include tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities and the expense impact of costs attributable to successful leasing activities. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations *("AFFO")*: AFFO is defined by the Company as the Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the Company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense including interest rate hedge amortization, stock compensation expense and after similar adjustments for unconsolidated partnerships and joint ventures.

EBITDA for Real Estate ("EBITDAre"): EBITDAre is a non-GAAP supplemental performance measure, which is defined by NAREIT as net income (computed in accordance with GAAP), before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains and losses on sales of real estate assets (including real estate assets incidental to our business), gains and losses from change of control, impairment charges related to real estate assets (including real estate assets incidental to our business) and to include share of EBITDAre of unconsolidated joint ventures. We believe EBITDAre to be most directly comparable to net income computed in accordance with GAAP and consider it to be a useful supplemental performance measure for investors to evaluate our operating performance and ability to meet interest payment obligations.

Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted for the same reasons as Core FFO, to exclude gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, the expense impact of costs attributable to successful leasing activities, promote income and severance charges related to major overhead restructuring activities.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is a non-GAAP performance measure, which is comprised of rental revenues from continuing operations (computed in accordance with GAAP) less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the straight line rental income and expense, amortization of above and below market rents, amortization of lease concessions and lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI to be most directly comparable to income from continuing operations defined by GAAP and that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. SPNOI also excludes termination fees. SPNOI is a non-GAAP supplemental performance measure that we believe is useful because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio.

FFO, Core FFO and AFFO

(in thousands)

	2019 Guidance	2018 Actual	2017 Actual	2016 Actual	2015 Actual	2014 Actual
Net income attributable to common shareholders	$ 433,918	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893
Add back:						
Noncontrolling interest in earnings of unitholders	3,764	3,528	15,176	3,089	6,404	2,627
Net Income Attributable to Common Shareholders-Diluted	$ 437,682	$ 387,257	$ 1,649,607	$ 315,232	$ 621,714	$ 207,520
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 433,918	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893
Adjustments:						
Depreciation and amortization	323,593	312,217	299,472	317,818	320,846	384,617
Joint Venture share of adjustments	(6,331)	(734)	(44,223)	(49,736)	13,336	(56,422)
Gains on real estate asset sales, net of taxes and impairments	(235,371)	(210,286)	(1,453,702)	(162,818)	(645,358)	(144,688)
Noncontrolling interest share of adjustments	(704)	(923)	11,023	(1,037)	3,197	(2,324)
NAREIT FFO Attributable to Common Shareholders - Basic	515,105	484,003	447,001	416,370	307,331	386,076
Noncontrolling interest in income of unitholders	3,764	3,528	15,176	3,089	6,404	2,627
Noncontrolling interest share of adjustments	704	923	(11,023)	1,037	(3,197)	2,324
NAREIT FFO Attributable to Common Shareholders - Diluted	$ 519,573	$ 488,454	$ 451,154	$ 420,496	$ 310,538	$ 391,027
Loss on debt extinguishment, including share of joint ventures	5,814	388	26,104	35,526	85,713	283
Gains on involuntary conversion - unconsolidated joint venture	(8,000)	(3,897)	—	—	—	—
Impact of leasing standard	10,500	—	—	—	—	—
Adjustments for redemption/repurchase of preferred shares	—	—	—	—	—	13,752
Other income tax items	—	—	(7,685)	—	—	—
Overhead restructuring charges	—	—	—	—	7,422	—
Promote income	—	—	(20,007)	(26,299)	—	—
Acquisition-related activity	—	—	—	96	8,499	1,099
Core FFO Attributable to Common Shareholders - Diluted	$ 527,887	$ 484,945	$ 449,566	$ 429,819	$ 412,172	$ 406,161
Adjusted FFO						
Core FFO - Diluted	$ 527,887	$ 484,945	$ 449,566	$ 429,819	$ 412,172	$ 406,161
Adjustments:						
Straight-line rental income and expense	(21,182)	(26,037)	(17,328)	(17,107)	(23,232)	(22,170)
Amortization of above/below market rents and concessions	(6,162)	(2,332)	1,201	1,526	3,659	5,348
Recurring capital expenditures	(48,159)	(54,482)	(59,051)	(60,894)	(61,693)	(81,447)
Other	25,801	25,986	24,270	24,749	23,804	22,127
AFFO - Diluted	$ 478,185	$ 428,080	$ 398,658	$ 378,093	$ 354,710	$ 330,019
Dividends Paid (Excluding Special Dividends)	$ 320,308	$ 294,233	$ 276,539	$ 257,822	$ 241,293	$ 231,178
Special Dividends	$ —	$ —	$ 305,628	$ —	$ 69,055	$ —

SPNOI
(unaudited and in thousands)

Same Property Net Operating Income (Industrial Only)	Three Months Ended			
	September 30, 2019		September 30, 2018	
Income from continuing operations before income taxes	$	227,883	$	52,405
Share of property NOI from unconsolidated joint ventures		4,277		4,063
Income and expense items not allocated to segments		(61,216)		98,638
Earnings from service operations		(2,315)		(1,256)
Properties not included and other adjustments		(37,280)		(26,093)
Same Property NOI	$	131,349	$	127,757
Percent Increase		2.8%		

	Nine Months Ended			
	September 30, 2019		September 30, 2018	
Income from continuing operations before income taxes	$	351,221	$	329,072
Share of same property NOI from unconsolidated joint ventures		12,696		12,014
Income and expense items not allocated to segments		137,881		115,021
Earnings from service operations		(5,423)		(5,160)
Properties not included and other adjustments		(103,996)		(77,021)
Same Property NOI	$	392,379	$	373,926
		4.9%		